                            SCHEDULE 14A INFORMATION


                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant  X
                        ---
Filed by a Party other than the Registrant
                                           ---
Check the appropriate box:

      Preliminary Proxy Statement
---
      Confidential, for Use of the Commission Only (as permitted by Rule
---   14A-6(e)(2))

 X    Definitive Proxy Statement
---
      Definitive Additional Materials
---
      Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12
---

                           MACC PRIVATE EQUITIES INC.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)
 X    No fee required
---

---   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
      1)   Title of each class of securities to which transaction applies:
                                                                          ------
           -------------------------------------.
      2)   Aggregate number of securities to which transaction applies:
                                                                       ---------
           -------------------------------------.
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                                                     -----------
           -------------------------------------.
      4)   Proposed maximum aggregate value of transaction:
                                                           ---------------------
           -------------------------------------.
      5)   Total fee paid:
                          ----------------------.

---   Fee paid previously with preliminary materials
--- Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)   Amount Previously Paid:               .
                                  ---------------
      2)   Form, Schedule or Registration Statement No.:                    .
                                                        --------------------
      3)   Filing Party:                                .
                        --------------------------------
      4)   Date Filed:                                  .
                      ----------------------------------

                          -----------------------------
                                     M A C C
                          -----------------------------
                              PRIVATE EQUITIES INC.
                       101 SECOND STREET, S.E., SUITE 800
                            CEDAR RAPIDS, IOWA 52401

                                January 10, 2000


To the Shareholders of MACC Private Equities Inc:

         The Annual Meeting of Shareholders of our Corporation will be held on Tuesday, February 22, 2000, at 10:00 a.m. at the Crowne Plaza Five Seasons Hotel, 350 First Avenue N.E., in Cedar Rapids, Iowa.

         A Notice of the meeting, a Proxy and Proxy Statement containing information about matters to be acted upon are enclosed. In addition, the MACC Private Equities Inc. Annual Report for the Fiscal Year ended September 30, 1999, is enclosed and provides information regarding the financial results of the Corporation for the year. Holders of Common Stock are entitled to vote at the Annual Meeting on the basis of one vote for each share held. IF YOU ATTEND THE ANNUAL MEETING IN FEBRUARY, YOU RETAIN THE RIGHT TO VOTE IN PERSON EVEN THOUGH YOU PREVIOUSLY MAILED THE ENCLOSED PROXY.

         It is important that your shares be represented at the meeting whether or not you are personally in attendance, and I urge you to review carefully the Proxy Statement and sign, date and return the enclosed Proxy at your earliest convenience. I look forward to meeting you and, together with our Directors and Officers, reporting our activities and discussing the Corporation's business and its prospects. I hope you will be present.

                              Very truly yours,


                              /s/ Paul M. Bass, Jr.


                              Paul M. Bass, Jr.
                              Chairman of the Board

                          -----------------------------
                                     M A C C
                          -----------------------------
                              PRIVATE EQUITIES INC.
                       101 SECOND STREET, S.E., SUITE 800
                            CEDAR RAPIDS, IOWA 52401

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 22, 2000

To the Shareholders of MACC Private Equities Inc:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of MACC Private Equities Inc., a Delaware corporation (the "Corporation"), will be held on Tuesday, February 22, 2000, at 10:00 a.m., central time, at the Crowne Plaza Five Seasons Hotel, 350 First Avenue N.E., in Cedar Rapids, Iowa, for the following purposes:

         1. To elect three directors to serve until the 2003 Annual Meeting of Shareholders or until their respective successors shall be elected and qualified;

         2. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors; and

         3. To transact such other business as may properly come before the meeting and any adjournment thereof.

         Only holders of Common Stock of the Corporation of record at the close of business on December 31, 1999, will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

                                      By Order of the Board of Directors


                                      /s/ David R. Schroder


                                      David R. Schroder, Secretary




         YOUR OFFICERS AND DIRECTORS DESIRE THAT ALL SHAREHOLDERS BE PRESENT OR REPRESENTED AT THE ANNUAL MEETING. EVEN IF YOU PLAN TO ATTEND IN PERSON, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE AT YOUR EARLIEST CONVENIENCE SO THAT YOUR SHARES MAY BE VOTED. IF YOU DO ATTEND THE MEETING IN FEBRUARY, YOU RETAIN THE RIGHT TO VOTE EVEN THOUGH YOU MAILED THE ENCLOSED PROXY. THE PROXY MUST BE SIGNED BY EACH REGISTERED HOLDER EXACTLY AS THE STOCK IS REGISTERED.

                          -----------------------------
                                     M A C C
                          -----------------------------
                              PRIVATE EQUITIES INC.
                       101 SECOND STREET, S.E., SUITE 800
                            CEDAR RAPIDS, IOWA 52401


                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 22, 2000


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of MACC Private Equities Inc., a Delaware corporation (the "Corporation"), of proxies to be voted at the Annual Meeting of Shareholders to be held on Tuesday, February 22, 2000, or any adjournment thereof. The date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to shareholders of the Corporation is on or about January 10, 2000.

                             PURPOSES OF THE MEETING

         The Annual Meeting of the Shareholders is to be held for the purposes of (1) electing three persons to serve as Directors of the Corporation until the 2003 Annual Meeting of Shareholders, or until their respective successors shall be elected and qualified (see ELECTION OF DIRECTORS); (2) ratifying the appointment by the Board of Directors of KPMG Peat Marwick LLP as independent auditors (see RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS); and (3) transacting such other business as may properly come before the meeting or any adjournment thereof.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF THE PERSONS NAMED UNDER ELECTION OF DIRECTORS, AND FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS.

                              VOTING AT THE MEETING

         The record date for holders of Common Stock entitled to notice of, and to vote at, the Annual Meeting of Shareholders is the close of business on December 31, 1999, at which time the Corporation had outstanding and entitled to vote at the meeting 1,619,097 shares of Common Stock.

         The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and shares held by brokers, banks, other institutions and nominees that are voted on any matter at the Annual Meeting are included in determining the presence of a quorum for the transaction of business at the commencement of the Annual Meeting and on those matters for which the broker, nominee or fiduciary has authority to vote. In deciding all questions, a shareholder shall be entitled to one vote, in person or by proxy, for each share of Common Stock held in the shareholder's name at the close of business on the record date.

         To be elected a Director, each nominee must receive the favorable vote of the holders of a plurality of the shares of Common Stock entitled to vote and represented at the Annual Meeting. In order to ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Corporation for the year ending September 30, 2000, the ratification proposal must receive the favorable vote of a majority of the shares of Common Stock entitled to vote and represented at the Annual Meeting.

         Each proxy delivered to the Corporation, unless the shareholder otherwise specifies therein, will be voted FOR the election as Directors of the persons named under ELECTION OF DIRECTORS and FOR the ratification of the appointment by the Board of Directors of KPMG Peat Marwick LLP as independent auditors. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with this specification. As to any other matter or business which may be brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the same, but neither management nor the Board of Directors of the Corporation knows of any such other matter or business. Any shareholder has the power to revoke his proxy at any time insofar as it is then not exercised by giving notice of such revocation, either personally or in writing, to the Secretary of the Corporation or by the execution and delivery to the Corporation of a new proxy dated subsequent to the original proxy.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         On May 13, 1996, the Corporation and Zions Bancorporation ("Zions") entered into an Agreement (the "Agreement"), as amended on April 29, 1998. Prior to entering into the Agreement, Zions had acquired approximately 4.9% of the issued and outstanding shares of the Corporation's Common Stock through open-market purchases. Pursuant to the Agreement, Zions purchased 20,000 newly issued shares of the Corporation's Common Stock for a price equal to then-current net asset value per share of $17.70, and may further increase its ownership of shares of the Corporation's Common Stock up to, but not in excess of, 35% of the issued and outstanding shares. Also pursuant to the Agreement, Zions transferred all of such shares to its wholly-owned subsidiary, Zions First National Bank (the "Bank"), and the Corporation agreed to use its reasonable best efforts to cause a nominee of Zions to be elected to the Corporation's Board of Directors commencing with the 1997 Annual Meeting of Shareholders. Zions named Todd J. Stevens as its nominee, and on October 8, 1996, the Board of Directors resolved to increase the size of the Corporation's Board of Directors from seven to eight, and nominated Todd J. Stevens for election as Director at the meeting. On February 25, 1997, the shareholders of the Corporation elected Todd J. Stevens as a Director of the Corporation for a three-year term ending at the upcoming Annual Meeting to be held in February, 2000. On December 15, 1999, based on the recommendation of the Nominating Committee, the Corporation's Board of Directors nominated Mr. Stevens for an additional three-year term.

         As of November 30, 1999, the Bank beneficially owned 455,981 shares of the Common Stock, representing approximately 28.16% of the issued and outstanding shares, based upon the Bank's Form 4, dated as of December 9, 1999. Zions and First Security Corporation ("First Security") are parties to an agreement under which the two companies would merge. The merger is subject to the approval of the shareholders of both companies and certain other conditions.

          As of November 30, 1999, there were 1,619,097 shares issued and outstanding. The following table sets forth certain information as of November 30, 1999, with respect to the Common Stock ownership of: (i) those persons or groups (as that term is used in Section 13(d)(3) of the Securities and Exchange Act of 1934) who beneficially own more than 5% of the Common Stock, (ii) each Director and nominee for Director of the Corporation, and (iii) all Officers and Directors of the Corporation, ten in number, as a group.

               NAME OF BENEFICIAL            AMOUNT AND NATURE            PERCENT OF CLASS OF VOTING
                   OWNER                  OF BENEFICIAL OWNERSHIP                 COMMON STOCK
               ------------------         -----------------------         --------------------------
       Zions First National Bank(1)           455,981 Shares                         28.16%
       Paul M. Bass                            20,000 Shares                          1.24%
       Robert A. Comey(2)                      39,389 Shares                          2.43%
       Michael W. Dunn                          9,244 Shares                          0.57%
       Jeri J. Harman(3)                           --                                   --
       Henry T. Madden                         16,747 Shares                          1.03%
       James L. Miller                          2,537 Shares                          0.16%
       David R. Schroder(2)                    49,227 Shares                          3.04%
       Todd J. Stevens(3)                          --                                   --
       John D. Wolfe                            2,717 Shares                          0.17%
       All Officers and Directors as a        147,684 Shares                          9.12%
       Group

--------------------------------

         (1) Information with respect to Zions First National Bank (the "Bank") is based upon the Bank's Form 4 dated as of December 9, 1999, as provided to the Corporation. As stated in its Amendment No. 14 to Schedule 13D, dated July 16, 1999, Zions Bancorporation may be deemed to share the power to vote or to direct the vote and to dispose or to direct the disposition of all of the shares of the Corporation's Common Stock held by the Bank, due to Zions ownership of the Bank.

         (2) As principals, officers and directors of InvestAmerica Investment Advisors, Inc. (the "Investment Advisor"), the investment advisor for the Corporation and MorAmerica Capital, Messrs. Schroder and Comey are "interested persons" of the Corporation, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

         (3) To the extent that Zions Bancorporation or the Bank may be deemed to be in control of the Corporation as a result of beneficial ownership of the Corporation's Common Stock, Mr. Stevens, as Manager of the Bank's Venture Capital Department and Managing Director of Wasatch Venture Funds, a majority-owned subsidiary of the Bank, may be an "interested person" of the Corporation, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940. Upon consummation of the proposed merger of Zions Bancorporation and First Security Corporation ("First Security"), Ms. Harman, as Managing Director of Corporate Finance for First Security Van Kasper, a wholly-owned subsidiary of First Security, may also be an "interested person" of the Corporation as a result of the Bank's beneficial ownership of the Corporation's common stock.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The Corporation's Board of Directors is divided into three classes, and Directors are elected to serve three-year terms. The three Class 2 Directors are proposed to be elected at the 2000 Annual Meeting of Shareholders to serve until the 2003 Annual Meeting of Shareholders or until their respective successors shall be elected and qualified. The persons named in the accompanying form of proxy intend to vote such proxy for the election of the nominees named below as Directors of the Corporation to serve until the 2003 Annual Meeting of Shareholders or until their respective successors shall be elected and qualified, unless otherwise properly indicated on such proxy. If any nominee shall become unavailable for any reason, the persons named in the accompanying form of proxy are expected to consult with the Board of Directors of the Corporation in voting the shares represented by them at the 2000 Annual Meeting of Shareholders. The Board of Directors has no reason to doubt the availability of any of the nominees and no reason to believe that any of the nominees will be unable or unwilling to serve the entire term for which election is sought.

         To be elected a Director, each nominee must receive the favorable vote of the holders of a plurality of the shares of Common Stock entitled to vote and represented at the 2000 Annual Meeting of shareholders. The names of the nominees, along with certain information concerning them, are set forth below. An asterisk (*) indicates those Nominees who are or may be deemed to be "interested persons," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Corporation, as affiliated persons of the Corporation.

NOMINEES

HENRY T. MADDEN

         Mr. Madden, age 70, has been a Director of the Corporation and MorAmerica Capital since 1994. Mr. Madden is a consultant to development stage companies. Since 1995, Mr. Madden has been an independent trustee of Berthel Growth and Income Trust I, and since 1997, Mr. Madden has served as an independent member of the Management Board of Berthel SBIC, LLC, a wholly-owned subsidiary of Berthel Growth & Income Trust I. In 1986, Mr. Madden organized the Institute for Entrepreneurial Management in the University of Iowa College of Business Administration. As Director of the Institute, Mr. Madden advises potential and new entrepreneurs and teaches courses on entrepreneurship in the M.B.A. program.

TODD J. STEVENS*

         Mr. Stevens, age 40, has been a Director of the Corporation and MorAmerica Capital since 1997. Since 1993, Mr. Stevens has been the Managing Director of the Wasatch Venture Funds, a $50,000,000 early stage venture capital fund complex and majority-owned subsidiary of Zions First National Bank (the "Bank"). Mr. Stevens is also a Manager of the Bank's Venture Capital Department. From 1991 through 1993, Mr. Stevens was a Managing Director of Stevens Wood, Inc., a financial and managerial consulting firm which assisted in raising equity and debt private placements. Mr. Stevens was also Development Manager, Assistant Treasurer, and Treasurer for Bonneville Pacific Corporation from 1987-1991, where his functions included negotiating, closing and administering corporate and project finance credit facilities. From 1985 through 1987, Mr. Stevens performed financial analysis for development, acquisition and sale of retail, commercial and hotel properties for Homart Development Company. Mr. Stevens received his B.S. in Accounting and Management from University of Utah in 1983, and his M.B.A. in 1985 from Harvard Graduate School of Business Administration.

JOHN D. WOLFE

         Mr. Wolfe, age 73, has been a Director of the Corporation since 1994 and a Director of MorAmerica Capital since 1989. Mr. Wolfe is retired from a career in mortgage lending and retail banking. Mr. Wolfe had been employed for many years by the Morris Plan companies prior to the 1985 bankruptcy of MorAmerica Financial Corporation and Morris Plan Liquidation Company (the "Debtors"), and was President of the Morris Plan Company of Iowa. Following the 1988 reorganization of the Debtors, Mr. Wolfe served as voting trustee for the MorAmerica Financial Corporation stock and President of both Debtors. Following several years of retirement, Mr. Wolfe returned from retirement to serve as voting trustee and President and Director of the Debtors during the Debtors' 1993 bankruptcy case.

OTHER DIRECTORS

         The names of the other Directors of the Corporation, whose terms of office extend beyond the 2000 Shareholders Meeting, along with certain information concerning them, are set forth below. An asterisk (*) indicates those Directors who are or may be deemed to be "interested persons," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Corporation, as affiliated persons of the Corporation. A double asterisk (**) indicates those Directors who are or may be deemed to be "interested persons," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Corporation as principals, officers and directors of the Investment Advisor.

PAUL M. BASS, JR.

         Mr. Bass, age 64, has been Chairman of the Boards of Directors of the Corporation and MorAmerica Capital since 1994. From 1988 to present, Mr. Bass has also served as Vice Chairman of First Southwest Company, a regional investment banking firm. Mr. Bass is also presently a Director of Golden State Bancorp, Inc. (Chairman of the Compensation and Audit Committees), Keystone Consolidated Industries (Chairman of the Audit Committee), and Compx International (member of Audit Committee). Mr. Bass holds a B.B.A. in finance from Southern Methodist University.

ROBERT A. COMEY**

         Mr. Comey, age 53, has served as Vice President, Treasurer and a Director of the Corporation since 1994, and as a Director of MorAmerica Capital since 1989. Mr. Comey was named Executive Vice President of the Corporation in 1995. Since 1986, Mr. Comey has been a principal of Venture Group and is presently Executive Vice President, Treasurer and a Director. From 1985 to 1994, InvestAmerica Venture Group, Inc. ("Venture Group") provided management and investment services to MorAmerica Capital. Venture Group presently provides management and investment services to a private investment partnership, the Iowa Venture Capital Fund, L.P. Mr. Comey is also Executive Vice President, Treasurer and a Director of InvestAmerica N.D. Management, Inc., which provides management and investment services to NDSBIC. Mr. Comey is also Executive Vice President, Treasurer, and a Director of InvestAmerica N.D., L.L.C., the general partner of NDSBIC. Mr. Comey is a Director, Executive Vice President, Treasurer, and Assistant Secretary of the Investment Advisor. As a representative of the Investment Advisor and Venture Group, Mr. Comey also serves on the boards of directors of several of the Corporation's portfolio companies. Mr. Comey received an A.B. in Economics from Brown University and an M.B.A. from Fordham University.

MICHAEL W. DUNN

         Mr. Dunn, age 50, has been a Director of the Corporation and MorAmerica Capital since 1994. Mr. Dunn has also been C.E.O. since 1980 and President since 1983 of Farmers &

Merchants Savings Bank of Manchester, Iowa. Mr. Dunn is also presently a member of the boards of directors of Security Savings Bank of Eagle Grove, Iowa, and F&M Shares Corp. and Dunn Shares, Inc., both bank holding companies.

JERI J. HARMAN*

         Ms. Harman, age 42, has been a Director of the Corporation and MorAmerica Capital since 1999. Ms. Harman has been a Managing Director of Corporate Finance for First Security Van Kasper in Los Angeles, California, since 1996, where her responsibilities include private placements of equity, mezzanine and debt securities. First Security Van Kasper is a regional investment banking firm specializing in serving the needs of middle market companies, and is a wholly-owned subsidiary of First Security Corporation. Ms. Harman was Managing Director of the Corporate Finance Group at Coopers & Lybrand, a public accounting firm, in Los Angeles, California, from 1993 to 1996. Prior to joining Coopers & Lybrand, Ms. Harman held various senior level positions, including Senior Vice President, at Prudential Insurance Company of America, from 1982 to 1993. Ms. Harman is President and a Director of the Association for Corporate Growth - Los Angeles.

JAMES L. MILLER

         Mr. Miller, age 58, has been a Director of the Corporation and MorAmerica Capital since 1994. Mr. Miller has been self-employed marketing various products and services primarily as an independent residential mortgage loan originator doing business as Miller Mortgage since 1993.

DAVID R. SCHRODER**

         Mr. Schroder, age 56, has been President, Secretary and a Director of the Corporation since 1994, and a Director of MorAmerica Capital since 1989. Since 1985, Mr. Schroder has been a principal of Venture Group and is presently President, Secretary and a Director. From 1985 to 1994, Venture Group provided management and investment services to MorAmerica Capital. Venture Group presently provides management and investment services to a private investment partnership, the Iowa Venture Capital Fund, L.P. Mr. Schroder is also President, Secretary and a Director of InvestAmerica N.D. Management, Inc., which provides management and investment services to North Dakota Small Business Investment Company ("NDSBIC"), A North Dakota Limited Partnership. Mr. Schroder is also President, Secretary and a Director of InvestAmerica N.D., L.L.C., the general partner of NDSBIC. Mr. Schroder is President, Secretary and a Director of the investment advisor to the Corporation and to MorAmerica Capital, InvestAmerica Investment Advisors, Inc. (the "Investment Advisor"). As a representative of the Investment Advisor and Venture Group, Mr. Schroder also serves on the boards of directors of several of the Corporation's portfolio companies, including Centrum Industries, Inc. Mr. Schroder received a B.S.F.S. from Georgetown University and an M.B.A. from the University of Wisconsin.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Corporation has established an Audit Committee, a Nominating Committee and an Investment Committee to assist the Board in carrying out its duties.

         The Audit Committee makes recommendations to the Board of Directors regarding the engagement of the independent auditors for audit and non-audit services; evaluates the independence of the auditors; and reviews with the independent auditors the fee, scope and timing of audit and non-audit services. The Audit Committee also is charged with monitoring the Corporation's Policy Against Insider Trading and Prohibited Transactions and its Code of Conduct. The present members of the Corporation's Audit Committee include Michael W. Dunn, James L. Miller, Todd J. Stevens and John D. Wolfe.

         The Nominating Committee recommends to the Board of Directors nominations for Director of the Corporation. The Nominating Committee presently has no established procedures for considering shareholders' recommendations for Director nominees, but shareholders may propose nominees for Director by following the procedures set forth in the section of this Proxy Statement entitled "SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING." The Nominating Committee presently consists of Paul M. Bass, Jr. and James L. Miller.

         The Investment Committee assists the full Board of Directors with oversight of the Corporation's investment portfolio and evaluates any proposed revisions to the Corporation's investment policy. The Investment Committee also assures compliance with the Corporation's policies regarding investments made in participation with other funds managed by the Investment Advisor, with entities controlling, controlled by or under common control with Zions, and with other affiliates. The voting members of the Investment Committee presently include Paul M. Bass, Jr., Michael W. Dunn, Henry T. Madden, James L. Miller, and John
D. Wolfe, and the nonvoting ex officio members include Robert A. Comey, David R. Schroder, Jeri J. Harman and Todd J. Stevens.

         During the Fiscal Year of the Corporation ended September 30, 1999, five meetings of the Board of Directors were held. In addition, one meeting of the Audit Committee, one meeting of the Nominating Committee and nine meetings of the Investment Committee were held. Each of the Directors attended at least 75% of the meetings of the Board of Directors and at least 75% of the meetings held by the committees of the Board on which that Director served.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         COMPENSATION OF DIRECTORS

         Pursuant to the investment advisory agreements of the Corporation and MorAmerica Capital with the Investment Advisor, Directors of the Corporation and of MorAmerica Capital who are also officers or directors of the Investment Advisor receive no compensation for serving on the Boards of Directors of the Corporation and of MorAmerica Capital. The Chairman of the Board receives an annual retainer of $24,0000, and all other outside Directors receive an annual retainer of $8,000. The Chairman of the Board and all other outside Directors also receive

$1,000 for each Board of Directors meeting attended (whether such attendance is in person or by telephone) if the meeting is scheduled as an in-person meeting, and $500 for each Board of Directors meeting attended by telephone if the meeting is scheduled to be held by teleconference. In addition, the Chairman of the Board and all other outside Directors receive $500 for each committee meeting attended (whether such attendance is in person or by telephone) if the committee meeting is scheduled as an in-person meeting, and $250 for each committee meeting attended by telephone if the meeting is scheduled to be held by teleconference The Directors do not receive separate compensation for serving on the Board of Directors of MorAmerica Capital. The Corporation also reimburses all reasonable expenses of the Directors and the Chairman of the Board in attending Board of Directors and committee meetings. Directors' meetings are normally held on a quarterly basis, with additional meetings held as needed on an interim basis.

         SUMMARY COMPENSATION TABLE

         The following table sets forth certain details of compensation paid to Directors during Fiscal Year 1999, which includes compensation for serving on the Boards of Directors of the Corporation, MorAmerica Capital and other wholly owned subsidiaries of the Corporation. For purposes of the following table, the Fund Complex (as that term is defined in Item 22(a)(1)(v) of Reg. ss.240.14a-101) consists solely of the Corporation and MorAmerica Capital. The Corporation presently maintains no pension or retirement plans for its Directors.

                                                 AGGREGATE COMPENSATION
               NAME AND POSITION            FROM CORPORATION AND FUND COMPLEX(1)
               -----------------            ------------------------------------

         Paul M. Bass, Jr.                               $28,500
         Chairman of the Board

         David R. Schroder,                                   -0-
         Director, President and Secretary

         Robert A. Comey,                                     -0-
         Director, Executive Vice President
         and Treasurer

         Henry T. Madden, Director                        12,500

         John D. Wolfe, Director                          13,000(2)

         Michael W. Dunn, Director                        12,250

         Jeri J. Harman, Director                             -0-

         James L. Miller, Director                        13,000

         Todd J. Stevens, Director                        12,750

--------------------------------
         (1) Consists only of directors' fees and does not include reimbursed expenses. The Corporation presently maintains no pension or retirement plans for its Directors.


         (2) Of the $13,000 paid to Mr. Wolfe in Fiscal Year 1999, $11,000 represented fees earned by Mr. Wolfe during Fiscal Year 1999, and $2,000 represented fees earned during Fiscal Year 1998 and deferred at Mr. Wolfe's election. An additional $2,000 earned by Mr. Wolfe during Fiscal Year 1999 was deferred at the election of Mr. Wolfe and will be paid without interest during Fiscal Year 2000.

PERFORMANCE GRAPH

         The following graph compares the semi-annual percentage change in cumulative stockholder return on the Common Stock of the Corporation since March 3, 1995 (the day on which shares of the Corporation's Common Stock commenced public trading), with the cumulative total return over the same period of (i) the Nasdaq Stock Market Total Return Index (U.S. Companies) and (ii) a peer group selected in good faith by the Corporation composed of the following eight business development companies or other funds known by the Corporation to have similar investment objectives to the Corporation: Allied Capital Corporation
(ALLC), American Capital Strategies (ACAS), Brantley Capital Corporation (BBDC), Capital Southwest Corporation (CSWC), Harris & Harris Group, Inc. (HHGP), Rand Capital Corporation (RAND), Waterside Capital Corporation (WSCC) and Winfield Capital Corporation (WCAP) (the "Peer Group").

         In the graph, the comparison assumes $100 was invested on March 3, 1995, in shares of the Corporation's Common Stock and in each of the indices. The comparison is based upon the closing market bid price for shares of the Corporation's Common Stock, and assumes the reinvestment of all dividends, if any. The returns of each of the companies in the Peer Group are weighted according to the respective company's stock market capitalization at the beginning of each period for which a return is indicated.

                                    [GRAPH]

                           MACC PRIVATE EQUITIES INC.
                       COMPARISON CUMULATIVE TOTAL RETURNS

COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS

                                         FISCAL YEAR ENDING
                    MACC Private        Customer Selected          NASDAQ Market
                        Equit              Stock List                  Index
                    ------------        -----------------          -------------

3/03/1995              100.00                 100.00                   100.00
3/31/1995              169.23                 100.60                   104.74
9/29/1995              226.92                 113.28                   127.68
3/29/1996              269.23                 137.56                   132.50
9/30/1996              319.23                 139.50                   146.24
3/31/1997              355.43                 144.45                   145.34
9/30/1997              327.92                 148.16                   200.47
3/31/1998              360.65                 186.83                   220.14
9/30/1998              438.11                 147.53                   203.53
3/31/1999              440.65                 160.74                   295.60
9/30/1999              647.33                 175.63                   328.89

COMPENSATION OF EXECUTIVE OFFICERS

         The Corporation has no employees and does not pay any compensation to any of its officers. All of the Corporation's officers and staff are employed by the Investment Advisor, which pays all of their cash compensation.

SECTION 16(A) REPORTING COMPLIANCE

         Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, officers and directors of the Corporation and persons beneficially owning 10% or more of the Corporation's Common Stock (collectively, "reporting persons") must file reports on Forms 3, 4 and 5 regarding changes in their holdings of the Corporation's equity securities with the Securities and Exchange Commission. Based solely upon a review of copies of these reports sent to the Secretary of the Corporation and/or written representations from reporting persons that no Form 5 was required to be filed with respect to Fiscal Year 1999, the Corporation believes that all Forms 3, 4, and 5 required to be filed by all reporting persons have been properly and timely filed with the Securities and Exchange Commission.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF THE PERSONS NAMED UNDER "ELECTION OF DIRECTORS--NOMINEES."

                                   PROPOSAL 2
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         As recommended by the Audit Committee of the Corporation's Board of Directors, on December 15, 1999, a majority of those members of the Board of Directors of the Corporation who are not "interested persons" of the Corporation (as defined in Section 2(a)(19) of the Investment Company Act of 1940) voted in favor of the appointment of KPMG Peat Marwick LLP to serve as the Corporation's independent auditors for the Fiscal Year ending September 30, 2000.

         The appointment of KPMG Peat Marwick LLP as independent auditors is subject to ratification by the shareholders. If the shareholders ratify the selection of KPMG Peat Marwick LLP as the Corporation's auditors, they will also serve as independent auditors for all subsidiaries of the Corporation. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting with an opportunity to make a statement, and will be available to respond to appropriate questions.

         In order to ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the Corporation for the year ending September 30, 2000, the proposal must receive the favorable vote of a majority of the shares entitled to vote and represented at the Annual Meeting.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT AUDITORS FOR THE CORPORATION FOR THE YEAR ENDING SEPTEMBER 30, 2000.

                                 OTHER BUSINESS

         The Board of Directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting.

                  SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

         Under the rules of the Securities and Exchange Commission, any shareholder proposal to be considered by the Corporation for inclusion in the proxy material for the February, 2001 Annual Meeting of Shareholders must be received by the Secretary of the Corporation, 101 Second Street, S.E., Suite 800, Cedar Rapids, Iowa 52401, no later than September 12, 2000. The submission of a proposal does not guarantee its inclusion in the proxy statement or presentation at the annual meeting unless certain securities laws requirements are met.

         In addition, under the Corporation's Bylaws, shareholders desiring to nominate persons for election as Directors or to propose other business for consideration at an annual meeting must generally notify the Secretary of the Corporation in writing not less than 60 days, nor more than 90 days, prior to the date on which the corporation first mailed its proxy materials for the prior year's annual meeting. Accordingly, shareholders desiring to submit a proposal for consideration at the 2001 Annual Meeting must give written notice of the proposal to the Secretary of the Corporation not earlier than October 12, 2000, and not later than November 11, 2000. The Corporation's proxies will have discretionary authority to vote with respect to any shareholder proposal that may be presented at an Annual Meeting which does not comply with these notice requirements. Shareholders' notices must contain the specific information set forth in the Corporation's Bylaws. A copy of the Corporation's Bylaws will be furnished to shareholders without charge upon written request to the Secretary of the Corporation.

                       EXPENSES OF SOLICITATION OF PROXIES

         In addition to the use of the mails, proxies may be solicited by personal interview and telephone by directors, officers and other employees of the Corporation, who will not receive additional compensation for such services. The Corporation has employed ChaseMellon Shareholder Services to aid in the solicitation of proxies at an estimated fee of $3,500 plus $4.50 per shareholder solicited. The Corporation will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of stock held of record by them and will reimburse such persons for forwarding materials. The cost of soliciting proxies will be borne by the Corporation.

                                  ANNUAL REPORT

         The Annual Report to Shareholders covering the Fiscal Year ended September 30, 1999, accompanies this proxy statement, but is not deemed a part of the proxy soliciting material.

         A COPY OF THE FISCAL YEAR 1999 FORM 10-K REPORT TO THE SECURITIES AND EXCHANGE COMMISSION, EXCLUDING EXHIBITS, WILL BE MAILED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO DAVID R. SCHRODER, SECRETARY, MACC PRIVATE EQUITIES INC., 101 SECOND

STREET, S.E., SUITE 800, CEDAR RAPIDS, IOWA 52401. SUCH REQUESTS MUST SET FORTH A GOOD FAITH REPRESENTATION THAT THE REQUESTING PARTY WAS EITHER A HOLDER OF RECORD OR A BENEFICIAL OWNER OF COMMON STOCK OF THE CORPORATION ON DECEMBER 31, 1999. EXHIBITS TO THE FORM 10-K WILL BE MAILED UPON SIMILAR REQUEST AND PAYMENT OF SPECIFIED FEES.

         PLEASE DATE, SIGN AND RETURN THE PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE. No postage is required for mailing in the United States. A prompt return of your proxy will be appreciated as it will save the expense of further mailings and telephone solicitations.

                                     By Order of the Board of Directors


                                     /s/ David R. Schroder

                                     David R. Schroder,
                                     Secretary

Cedar Rapids, Iowa
January 10, 2000

                           MACC PRIVATE EQUITIES INC.
              Proxy Solicited on Behalf of the Board of Directors
                                      for
                         Annual Meeting of Stockholders
                               February 22, 2000


     The undersigned hereby appoints Michael W. Dunn, Robert A. Comey and James
L. Miller and each of them, with full power of substitution, and hereby authorizes them to represent the undersigned and to vote all of the shares of Common Stock in MACC PRIVATE EQUITIES INC. (the "Corporation") held of record by the undersigned on December 31, 1999, at the Annual Meeting of Stockholders of the Corporation to be held on February 22, 2000 and any adjournment(s) thereof.

This proxy when properly executed will be voted as directed by the undersigned stockholder. If directions are not indicated, the proxy will be voted to elect the nominees described in item 1 and for item 2. The proxies, in their discretion, are further authorized to vote (a) on matters which the Board of Directors did not know would be presented at the Annual Meeting within the time period specified in the Corporation's bylaws; and (b) on other matters which may properly come before the Annual Meeting and any adjournments or postponements thereof.


                                   (continued, and to be signed on reverse side)


--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -

                                                              Please mark  _____
                                                             your vote as
                                                             indicated in    X
                                                              this sample  _____


1. To elect three directors to serve until the 2003 Annual Meeting of Shareholders or until their respective successors shall be elected and qualified;


          FOR            WITHHOLD               NOMINEES: Henry T. Madden; Todd J. Stevens; John D. Wolfe
          all          authority for
        Nominees       All Nominees             (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

         _____             _____

         _____             _____                ------------------------------------------------------------------------------------

                                                3. To transact such other business as may properly come before the meeting and any
2. To ratify the appointment of KPMG Peat          adjournment thereof.
   Marwick LLP as independent auditors;

       FOR      AGAINST     ABSTAIN
      _____      _____       _____
                                                                                            I PLAN TO ATTEND
      _____      _____       _____                                                               MEETING
                                                                                                  _____

                                                                                                  _____


                                                                        ------------------------------------------------------------
                                                                        Signature                                          Date

                                                                        ------------------------------------------------------------
                                                                        Signature                                          Date

                                                                        Please sign your name exactly as it appears hereon. If
                                                                        signing for estates, trusts, corporations or partnerships, title or capacity should be stated. If shares are held
                                                                        jointly, each holder should sign.

                                                                        Please sign, date and return this proxy using the
                                                                        enclosed envelope.



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